Exhibit 4.1

Number [SPECIMEN] Shares [ZERO] COMMON STOCK PAR VALUE $0.01 Bank7 Corp.Incorporated under the laws of the state of Oklahoma SEE REVERSE FOR IMPORTANT NOTICE ON TRANSFER RESTRICTIONS AND OTHER INFORMATION THIS CERTIFIES THAT: [SPECIMEN] [*******ZERO*******] CUSIP 06652N 107 FULLY-PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF ========================= Bank7 Corp. ========================= (hereinafter called the “Corporation”), transferable on the books of the Corporation by the holder hereof in person or by its duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, and Bylaws, as amended, of the Corporation (copies of which are on file with the Corporation and with the Transfer Agent), to all of which each older, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by facsimile signatures of its duly authorized officers. Thomas L. Travis President and Chief Executive Officer Dated: Countersigned and Registered: Broadridge Corporate Issuer Solutions, Inc. Transfer Agent and Registrar. John T. Phillips Secretary By:

THE CORPORATION IS AUTHORIZED TO ISSUE SHARES OF MORE THAN ONE CLASS OR SERIES OF CAPITAL STOCK. THE CERTIFICATE OF INCORPORATION OF THE CORPORATION, AS AMENDED, ON FILE WITH THE SECRETARY OF STATE OF THE STATE OF OKLAHOMA, PROVIDE THE BOARD OF DIRECTORS OF THE CORPORATION WITH THE AUTHORITY TO FIX THE NUMBER OF SHARES AND THE DESIGNATION OF ANY SERIES OF PREFERRED STOCK AND TO DETERMINE THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS BETWEEN CLASSES OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. THE CORPORATION WILL FURNISH TO THE RECORD HOLDER OF THIS CERTIFICATE, WITHOUT CHARGE ON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS, A COPY OF THE CERTIFICATE OF INCORPORATION OF THE CORPORATION, AS AMENDED, AND SUCH STATEMENTS, RESOLUTIONS OR CERTIFICATES OF DESIGNATION CONTAINING A COMPLETE LIST OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS OR HER LEGAL REPRESENTATIVES, TO GIVE THE CORPORATION A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGENTS ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE. The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM- as tenants in common UNIF GIFT MIN ACT – Custodian TEN ENT - as tenants by the entireties (Custodian) (Minor) JTTEN - as joint tenants with right of survivorship and not as tenants in common under Uniform Gift to Minors Act of (State) UNIF TRF MIN ACT - Custodian (until age) (Custodian) Additional abbreviations may also be used though not in the above list. under Uniform Transfers to Minors Act of (Minor) (State) FOR VALUE RECEIVED, HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO (Please print or type name and address, including postal zip code, of assignee) (Please insert Social Security Number or other identifying number of Assignee) ( ) shares of beneficial interest of the Corporation represented by this Certificate and do hereby irrevocably constitute and appoint attorney to transfer the said shares on the books of the Corporation, with full power of substitution in the premises. DATED: Signature: Signature: NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. SlGNATURE(S) GUARANTEED; MEDALLION GUARANTEE STAMP